Pacer American Energy Independence ETF
Schedule of Investments
July 31, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS - 70.2%
Energy - 26.5%
Enbridge, Inc.	32,625	$1,044,185
Gibson Energy, Inc.	26,394	434,695
Keyera Corp.	30,630	465,584
Pembina Pipeline Corp.	23,039	559,871
TC Energy Corp.	22,962	1,046,571
		3,550,906
Mining, Quarrying, and Oil and Gas Extraction - 4.9%
Archrock, Inc.	56,004	372,987
Hess Midstream LP	16,608	288,813
		661,800
Pipelines - 38.8%
Antero Midstream Corp.	68,477	388,265
Cheniere Energy, Inc. (a)	12,135	600,440
Equitrans Midstream Corp.	55,311	533,751
Inter Pipeline Ltd.	55,539	520,374
Kinder Morgan, Inc.	64,414	908,237
ONEOK, Inc.	27,900	778,689
Targa Resources Corp.	26,577	485,827
Williams Cos., Inc.	51,813	991,183
		5,206,766
TOTAL COMMON STOCKS (Cost $10,529,505)		9,419,472

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES - 28.8%
Mining, Quarrying, and Oil and Gas Extraction - 7.3%
Enterprise Products Partners LP	51,846	912,490
Western Midstream Partners LP	8,094	72,846
		985,336
Professional, Scientific, and Technical Services - 2.0%
MPLX LP	14,603	266,797
Retail Trade - 0.3%
Crestwood Equity Partners LP	2,554	37,033
Transportation and Warehousing - 15.0%
CNX Midstream Partners LP	2,902	26,002
Energy Transfer LP	74,841	490,209
EnLink Midstream LLC	123,685	303,028
Genesis Energy LP	5,273	35,171
Magellan Midstream Partners LP	8,522	345,056
Noble Midstream Partners LP	2,285	21,479
NuStar Energy LP	4,330	62,265
PBF Logistics LP	1,899	18,003
Phillips 66 Partners LP	2,390	66,442
Plains GP Holdings LP	41,516	329,637
Rattler Midstream LP	31,896	251,021
Shell Midstream Partners LP	5,632	66,570
		2,014,883
Utilities - 4.0%
New Fortress Energy LLC (a)	24,599	531,338
Wholesale Trade - 0.2%
Holly Energy Partners LP	2,366	31,965
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Cost $4,311,326)		3,867,352
	Principal Amount
SHORT-TERM INVESTMENTS - 0.5%
Money Market Deposit Accounts - 0.5%
U.S. Bank Money Market Deposit Account, 0.04% (b)	$67,060	67,060
TOTAL SHORT-TERM INVESTMENTS (Cost $67,060)		67,060

TOTAL INVESTMENTS - 99.5% (Cost $14,907,891)		13,353,884
Other Assets in Excess of Liabilities - 0.5%		73,756
TOTAL NET ASSETS - 100.0%		$13,427,640

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown is as of July 31, 2020.

For fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting use. Categories are shown as a percentage of net assets.

Summary of Fair Value Disclosure at July 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").  The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board  Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market, Nasdaq Global Select Market, and Nasdaq Capital Market Exchange  (collectively "Nasdaq"). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price ("NOCP") will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of  Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2020:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Value	Total
Common Stocks	$ 9,419,472	$ -	$ -	$ -	$ 9,419,472
Master Limited Partnerships and Related Companies	3,867,352	-	-	-	3,867,352
Short-Term Investments	67,060	-	-	-	67,060
Total Investments in Securities	$ 13,353,884	$ -	$ -	$ -	$ 13,353,884
^ See Schedule of Investments for industry breakouts.

For the period ended July 31, 2020, the Fund did not recognize any transfers to or from Level 3.